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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                JANUARY 15, 1999
                         -------------------------------
                        (Date of earliest event reported)




                              STAR SCIENTIFIC, INC.
                    (formerly known as Eye Technology, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                DELAWARE                              000-15324                           52-1402131
        ---------------------------                  ------------                     -------------------
       (State or Other Jurisdiction                  (Commission                        (IRS Employer
             of Incorporation)                       File Number)                     Identification No.)
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                             16 SOUTH MARKET STREET
                           PETERSBURG, VIRGINIA 23803
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)





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                              STAR SCIENTIFIC, INC.

                                    FORM 8-K


ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On January 15, 1999, the Board of Directors of Registrant approved the appointment of Aidman, Piser & Company, P.A. ("Principal Accountant") as the
Registrant's independent auditor. Registrant had not, prior to such engagement, consulted the Principal Accountant regarding any financial statement matters, or otherwise, of Registrant.

              Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

              Prior to the engagement of the Principal Accountants, on September
4, 1998, the Company had engaged Keiter, Stephens, Hurst, Gary & Shreaves, P.C.
("Former Auditors") as its independent auditor. Prior to such engagement, for the years ended December 31, 1996 and 1997, the Former Auditors had served as independent auditors for Star Tobacco and Pharmaceuticals, Inc., the accounting acquirer in the reverse acquisition of Registrant. On January 15, 1999, Registrant notified the Former Auditors of its decision to dismiss the Former
Auditors as Registrant's independent auditor. The Former Auditors' report for the fiscal years ending December 31, 1996 and December 31, 1997 contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles. During Registrant's two most recent fiscal years and any subsequent interim periods through the date of dismissal, there have been no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused such firm to make reference to the subject matter of the disagreement in connection with its report.

              Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of the Former Auditors' letter response to this item is attached as an exhibit to this report.

ITEM 5.       OTHER EVENTS.

              On December 15, 1998, the stockholders of Registrant at
Registrant's 1998 Annual Meeting of Stockholders approved the amendment to Registrant's Certificate of Incorporation to change the corporate name of Registrant to "Star Scientific, Inc."


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ITEM 7.       (c) Exhibits.

              The exhibits filed as a part of this report are listed on the Index to Exhibits on page 5 of this report, which index is incorporated in this
Item 7(c) by reference.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 15, 1999                  STAR SCIENTIFIC, INC.


                                        By: /s/ James McNulty
                                           -----------------------------------
                                            Chief Financial Officer




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                                INDEX TO EXHIBITS
                                -----------------


          3.    Certificate of Amendment of Certificate of Incorporation dated
                December 15, 1998.

          16.   Letter response of Keiter, Stephens, Hurst, Gary & Shreaves,
                P.C.







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